	STATEMENT TO NOTEHOLDERS

	Household Home Equity Loan Trust 2002-3

	Distribution Number	32
	Beginning Date of Collection Period	01-Mar-05
	End Date of Collection Period	31-Mar-05
	Payment Date	20-Apr-05
	Previous Payment Date	21-Mar-05

	Funds Reconciliation
	Available Funds for Payment including Skip-A-Pay and excluding Premium Amount	10,430,037.81
	Available Payment Amount	10,353,694.16
	Principal Collections	8,513,082.15
	Interest Collections (net of servicing fee)	1,840,612.01
	Collections of Interest (net of Servicing Fee and principal recoveries)	1,830,298.08
	Servicing Fee	106,085.65
	Principal recovery	10,313.93
	Skip-A-Pay Advances	-
	Skip-A-Pay Reimbursement Amount	-
	Insured Amounts, if any	-

	Payments	10,430,037.81
	Interest Paid to Notes	490,748.96
	Principal Paid to Notes	-
	Servicing Fee	106,085.65
	Ownership Interest	9,833,203.20

	Pool Balance
	Beginning Pool Balance	254,605,550.48
	Principal Collections (including repurchases)	8,513,082.15
	Additional Principal Reduction Amount	(134,769.61)
	Ending Pool Balance	245,957,698.72

	Collateral Performance
	Cash Yield (% of beginning balance)	9.13%
	Charge off Rate (net of principal recoveries; % of beginning balance)	0.59%
	Net Yield	8.54%
	Cumulative Realized Losses	(7,163,194.45)
	Cumulative Loss Percentage	0.72%

	Delinquent Home Equity Loans
	30-59 days principal balance of Home Equity Loans	8,589,007.02
	30-59 days number of Home Equity Loans	83
	60-89 days principal balance of Home Equity Loans	2,194,302.11
	60-89 days number of Home Equity Loans	24
	90+ days principal balance of Home Equity Loans	10,214,041.17
	90+ days number of Home Equity Loans	124
	90+ days Delinquency Percentage	4.15%
	Ninety Day-Plus Rolling Average for such Payment Date	4.25%

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
	Substitution Adjustment Amounts	-
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	2,944
	Number of Home Equity Loans outstanding (Ending of Collection Period)	2,854
	Principal balance of REO as of the end of the collection period	2,703,789.23
	Number of loans that went into REO during the collection period	4
	Principal balance of loans that went into REO during the collection period	357,713.66

	Overcollateralization
	Begin Overcollateralization Amount	76,151,382.56
	Overcollateralization Release Amount	8,513,082.15
	Distributable Excess Cashflow	-
	Charge-Offs	(134,769.61)
	End Overcollateralization Amount	67,503,530.80

	Target Overcollateralization Amount	47,961,751.25
	Interim Overcollateralization Amount	76,016,612.95
	Interim Overcollateralization Deficiency	-

	Excess Cashflow	9,833,203.20

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Master Servicer Termination Event	No
	Total Note Principal Amount as Percent of Total Original Note Principal Amount	18.26%

	Note Principal Amount Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	0.502060
	2. Principal Distribution per $1,000	0.000000
	3. Interest Distribution per $1,000	0.502060

	B. Calculation of Interest Due & Paid
	1. 1 month LIBOR	2.85000%
	2. Formula Rate (1-mo. Libor plus 45 bps)	3.30000%
	3. Available Funds Cap	8.52600%
	4. Note Rate	3.30000%
	5. Days in Accrual Period	30

	6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due	490,748.96
	7. Current Interest and Interest Carry forward Amount paid	490,748.96
	8. Supplemental Interest Amount paid	0.00

	9. Unpaid Interest Carry Forward Amount	0.00
	10. Unpaid Supplemental Interest Amount	0.00

	C. Calculation of Note Principal Amount
	1. Note Principal Amount, prior to payments	178,454,167.92
	2. Principal Payment Amount paid	-
	3. Distributable Excess Cashflow paid	-
	4. Note Principal Amount, after payments	178,454,167.92

	5. Note Principal Amount as a % of the Original Note Principal Amount, after payments	18.26%
	6. Note Principal Amount as a % of the Pool Balance, after payments	72.55%

	HSBC FINANCE CORPORATION, successor by merger to Household Finance Corporation ("HSBC Finance")
	HOUSEHOLD HOME EQUITY LOAN TRUST 2002-3

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation
("HSBC Finance"), as Master Servicer (the "Master Servicer"), pursuant to a
Sale and Servicing Agreement dated as of August 29, 2002 (the "Sale and
Servicing Agreement"), by and among HFC Revolving Corporation, as
Depositor, Household Home Equity Loan Trust 2002-3, HSBC Finance
Corporation, the Master Servicer and JPMorgan Chase Bank (as successor to
Bank One, National Association), as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Servicing Certificate shall have the respective
	Meanings set forth in the Sale and Servicing Agreement.

2	HSBC Finance is, as of the date hereof, the
	Master Servicer under the Sale and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Servicing Certificate relates to the Distribution Date occurring on April 20, 2005

5	As of the date hereof, to the best knowledge of the undersigned, the
	Master Servicer has performed in all material respects all its obligations
	under the Sale and Servicing Agreement through the Collection Period
	preceding such Payment Date and that, except as may be noted on the
	Servicing Certificate related to a Trigger Event, no Master Servicer Termination
	has occurred since the prior Determination Date

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate the 17th day of April, 2005.

HSBC FINANCE CORPORATION
as Servicer

By: /s/ Dennis Mickey
Title: Servicing Officer